Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 18—INCOME TAXES

As of December 31, 2020 and 2019, the Company had net operating loss carry forwards of approximately $15,002,557 and $1,593,680, respectively, that may be available to reduce future years' taxable income indefinitely. Future tax benefits which may arise as a result of these losses have not been recognized in these consolidated financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards. The net change in the valuation allowance resulted in an increase of $4,377,815 and $709,582 for the years ended December 31, 2020 and 2019, respectively.

The provision for Federal and state income tax consists of the following.

The cumulative tax effect at the expected rate of 25.7% and 25.7% of significant items comprising the Company's net deferred tax amount is as follows.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards incurred prior to 2018 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.

The components for the provision of income taxes include:

	December 31, 2020	December 31, 2019
Current Federal and State	$-	$-
Deferred Federal and State	698,303	(698,303)
Total provision (benefit) for income taxes	$698,303	$(698,303)

A reconciliation of the statutory US Federal income tax rate to the Company's effective income tax rate is as follows:

	December 31, 2020	December 31, 2019
Federal tax	$(4,382,602)	$(1,229,797)
State tax, net of Federal benefit	(891,129)	(250,059)
Change in warrant value	537,535	-
Write-off of acquisition and other receivables	238,540	-
Other	108,439	71,971
Valuation allowance	5,087,396	709,582
Total income tax provision (benefit)	$698,303	$(698,303)
Effective tax rate	(3.3)%	11.92%

Deferred income taxes reflect the net tax effect of temporary differences between amounts recorded for financial reporting purposes and amounts used for tax purposes. The major components of deferred tax assets and liabilities are as follows:

	December 31, 2020	December 31, 2019
Deferred tax assets
Inventory	$107,398	$107,398
Accrued expenses	1,589,889	792,845
Interest limitation	319,698	191,886
Other	6,597	-
Lease liability	398,820	505,591
Loss carryforward	3,791,146	339,287
Valuation allowance	(5,796,978)	(709,582)
Total deferred tax assets	$416,595	$1,227,425

Deferred tax liabilities
Other	-	(94)
Right of use assets	(398,820)	(505,591)
Intangibles	$(17,775)	$(23,437)
Total deferred tax liabilities	$(416,595)	$(529,122)

Total net deferred income tax assets (liabilities)	$-	$698,303

The Company accrues interest and penalties related to unrecognized tax benefits. The Company does not believe it has any unrecognized tax benefits for December 31, 2020 and 2019 that would have a material impact on the financial statements. The Company's income tax returns are open to examination by the Internal Revenue Service and various State jurisdictions.

	December 31, 2020	December 31, 2019
Net deferred tax asset (liability)	$5,796,978	$1,407,885
Valuation allowance	$(5,796,978)	$(709,852)